UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2004
                                                   -----------------------------

                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


         Delaware                      0-22624                 05-0473908
         Delaware                      1-11432                 05-0475617
         Delaware                      1-11436                 22-3182164
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(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)



1000 Columbia Avenue
Linwood, Pennsylvania                                              19061
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
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          (Former name or former address if changed since last report)



ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 2, 2004. Foamex International Inc. (the "Company") has requested Deloitte & Touche LLP ("D&T") to furnish a letter addressed to the SEC stating whether D&T agrees with the statements made by the Company in the Form 8-K. The Company had not received the letter as of the date of the filing of the Form 8-K and is hereby filing this Form 8-K/A to include the letter from D&T dated April 7, 2004.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)    Exhibits

       Exhibit
       Number     Description

         16       Letter from Deloitte & Touche LLP re: Change in Certifying
                  Accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 12, 2004

                                      FOAMEX INTERNATIONAL INC.

                                      By:  /s/ K. Douglas Ralph
                                           -----------------------------------
                                           Name:  K. Douglas Ralph
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                      FOAMEX L.P.
                                      By:  FMXI, INC.,
                                           its Managing General Partner

                                      By:  /s/ K. Douglas Ralph
                                           -----------------------------------
                                           Name:  K. Douglas Ralph
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                      FOAMEX CAPITAL CORPORATION

                                      By:  /s/ K. Douglas Ralph
                                           -----------------------------------
                                           Name:  K. Douglas Ralph
                                           Title: Executive Vice President and
                                                  Chief Financial Officer